UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):

July 16, 2003

hi/fn, inc.

(Exact name of registrant as specified in its charter)

0-24765
(Commission File Number)

DELAWARE (State of Incorporation)	33-0732700 (IRS Employer Identification Number)

750 University Avenue Los Gatos, CA (Address of principal executive offices)	95032 (Zip Code)

(408) 399-3500
Registrant’s telephone number,
including area code

ITEM 7. FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits: The exhibit listed below and in the accompany Exhibit Index is filed as part of the Current Report on Form 8-K

99.1 Press release issued by Hifn, Inc. dated July 16, 2003

ITEM 9. REGULATION FD DISCLOSURE

     The information contained in this Item 9 of this Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

     On July 16, 2003, Hifn, Inc. issued a press release announcing its earnings for the third fiscal quarter ended June 30, 2003. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2003
Hifn, Inc.

	By	/s/ William R. Walker

William R. Walker Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

99.1	Press Release issued by Hifn, Inc. dated July 16, 2003